                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2006

                                MOVIE STAR, INC.
               (Exact Name of Registrant as Specified in Charter)

            New York                   1-5893                13-5651322
  (State or Other Jurisdiction      (Commission             (IRS Employer
        of Incorporation)           File Number)          Identification No.)

                     1115 Broadway, New York, New York 10010
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 684-3400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[X]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 18, 2006, Movie Star, Inc., a New York corporation ("Movie
Star"), entered into an Agreement and Plan of Merger and Reorganization (the
"Merger Agreement") with FOH Holdings, Inc., a Delaware corporation ("FOH"), and
Fred Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Movie
Star ("Merger Sub"). Under the terms of the Merger Agreement, Merger Sub will be merged with and into FOH, with FOH continuing as the surviving corporation as a wholly-owned subsidiary of Movie Star (the "Merger"). Upon consummation of the
Merger, Movie Star will change its name to Frederick's of Hollywood Group Inc.

         Upon completion of the Merger, each share of common stock of FOH ("FOH
Common Stock") that is outstanding at the effective time of the Merger (the
"Effective Time") will be converted into the right to receive shares of common stock of Movie Star ("Movie Star Common Stock") equal to the product of (i) 0.8 multiplied by (ii) the number of shares of FOH Common Stock held by each stockholder of FOH immediately prior to the Effective Time multiplied by (iii)
an exchange ratio of 17.811414 (the "Exchange Ratio") plus  the right to receive the distributions, if any, under the escrow established pursuant to the
Escrow Agreement (as defined below), as described below (the "Merger
Consideration"). As a result of the Merger, Movie Star anticipates issuing approximately 23.7 million shares of Movie Star Common Stock to the stockholders of FOH as Merger Consideration. Approximately 50% of the FOH Common Stock is
owned by Tokarz Investments, LLC ("Tokarz Investments"), an affiliate of TTG
Apparel, LLC ("TTG"), which is a current stockholder of Movie Star and owns
3,532,644 shares of Movie Star Common Stock. The other 50% of the FOH Common
Stock is owned by accounts and funds managed by and/or affiliated with Fursa
Alternative Strategies LLC (formerly known as Mellon HBV Alternative
Strategies LLC) ("Fursa").

         The Board of Directors of Movie Star unanimously approved the Merger
Agreement and the transactions contemplated thereby on the unanimous recommendation of a Special Committee comprised entirely of independent directors (the "Special Committee"). The Special Committee engaged Chanin
Capital, LLC ("Chanin") to serve as its financial advisor. On December 18, 2006,
Chanin delivered an opinion to the Special Committee on which Movie Star's Board of Directors was entitled to rely, stating that, as of the date of the opinion, the Merger Consideration to be paid by Movie Star to the holders of FOH Common
Stock is fair to the holders of Movie Star Common Stock from a financial point of view.

         Each outstanding option to purchase FOH Common Stock, whether or not then vested or exercisable, will be assumed by Movie Star and will be exercisable for a number of shares of Movie Star Common Stock at an exercise price adjusted to reflect the Exchange Ratio.

         In connection with the transactions contemplated by the Merger
Agreement, Movie Star and designated representatives of the holders of FOH
Common Stock have agreed to enter into an escrow agreement at the Effective Time with an escrow agent (the "Escrow Agreement") whereby 20% of the number of shares of FOH Common Stock held by each stockholder of FOH immediately prior to the Effective Time by the Exchange Ratio will be issued and deposited into escrow to cover indemnification claims by Movie Star for certain matters, including breaches of representations, warranties and covenants. Shares remaining in escrow will be released following the 18 month

anniversary of the Effective Time, subject to extension under certain circumstances. Similarly, treasury shares of Movie Star Common Stock representing 7.5% of the aggregate number of shares of issued and outstanding shares of Movie Star Common Stock prior to the Effective Time will be deposited into escrow to cover any indemnification claims by FOH's stockholders, which shares shall be returned to Movie Star following the 18 month anniversary of the
Effective Time, subject to certain conditions and to the extent not used to satisfy indemnification claims.

         The Merger Agreement includes customary representations, warranties and covenants of Movie Star and FOH.

         In connection with the transactions contemplated by the Merger
Agreement, Movie Star will be seeking the approval by a majority of the Movie
Star stockholders not affiliated with TTG of (i) the issuance of the shares of
Movie Star Common Stock to be issued in connection with the transactions contemplated by the Merger Agreement, including pursuant to the Merger, the
Rights Offering (as defined below) and the issuance of shares of Movie Star
Common Stock upon the exercise of the Guarantor Warrants (as defined below) and conversion of the Series A Preferred Stock (as defined below) (the "Share
Issuance") and (ii) the amendment of Movie Star's Certificate of Incorporation to increase its authorized shares of Movie Star Common Stock and preferred stock
(the "Charter Amendment").

         The completion of the Merger is subject to various customary conditions, including obtaining the requisite approval of the Share Issuance and the Charter Amendment by Movie Star's stockholders. The Merger Agreement also includes customary termination provisions for both Movie Star and FOH and provides that, in connection with the termination of the Merger Agreement under specified circumstances relating to the receipt by Movie Star of a proposal that is superior to the transaction with FOH, Movie Star may be required to pay FOH a termination fee of $300,000 plus the reimbursement of the reasonable fees and expenses of FOH and its stockholders relating to the Merger.

         The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Other Transaction Agreements

         On December 18, 2006 in connection with the Merger Agreement, TTG and
Movie Star entered into a voting agreement (the "Voting Agreement"), and following the execution and delivery of the Merger Agreement, FOH, Fursa, Fursa
Rediscovered Opportunities Fund L.P. (formerly known as Mellon HBV Rediscovered
Opportunities Fund L.P.), a Delaware limited partnership, Fursa Global Event
Driven Fund L.P. (formerly known as Mellon HBV Global Event Driven Fund L.P.), a
Delaware limited partnership, Fursa Capital Partners LP (formerly known as
Mellon HBV Capital Partners LP), a Delaware limited partnership, Blackfriars
Master Vehicle LLC, a Delaware limited liability company and Axis RDO Ltd., a company incorporated in the Bahamas (collectively, the "Fursa Standby
Purchasers"), Fursa SPV LLC (formerly known as Mellon HBV SPV LLC), a Delaware limited liability company ("Fursa SPV") and Fursa Master Rediscovered
Opportunities Fund L.P. (formerly known as Mellon HBV Master Rediscovered
Opportunities Fund L.P.), a Delaware limited partnership ("Fursa Master

Rediscovered," and together with Fursa SPV, the "Fursa Debt Holders;" the Fursa
Debt Holders and the Fursa Standby Purchasers are hereafter collectively referred to as the "Fursa Managed Accounts"), Tokarz Investments and Movie Star
entered into a stockholders agreement (the "Company Stockholders Agreement").
Pursuant to the Voting Agreement, subject to the specified conditions TTG agreed to vote in favor of the transactions contemplated by the Merger Agreement, including the Share Issuance and the Charter Amendment, granted a proxy in favor of Movie Star and agreed not to transfer any shares of Movie Star Common
Stock prior to the Effective Time. Pursuant to the Company Stockholders
Agreement, Fursa, the Fursa Managed Accounts and Tokarz Investments agreed, among other things, to vote in favor of the Merger and the other transactions contemplated by the Merger Agreement, not to transfer any shares of FOH Common
Stock owned by them prior to the Effective Time, other than in connection with the Merger or to their Affiliates or managed funds and accounts and to not solicit or accept any third party proposals involving a merger or acquisition of
FOH. In addition, pursuant to the Company Stockholders Agreement, the Fursa Debt
Holders which hold FOH indebtedness, agreed with Movie Star that in connection with the consummation of the transactions contemplated by the Merger Agreement, they would cancel $7.5 million of such indebtedness in exchange for shares of a new series of Movie Star Series A 7.5% Convertible Preferred Stock (the Series A
Covertible Preferred Stock).

         The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement and the Company Stockholders Agreement, copies of which are filed herewith as
Exhibit 2.2 and Exhibit 10.1, respectively and each is incorporated herein by reference.

         In connection with the transactions contemplated by the Merger
Agreement, Movie Star has agreed to issue to its current stockholders non-transferable rights (the "Rights") to purchase an aggregate of $20 million of new shares (the "Rights Shares") of Movie Star Common Stock. (the "Rights
Offering"). The Merger is conditional on a successful closing of the Rights
Offering.

         In connection with the proposed Rights Offering, on December 18, 2006,
Movie Star entered into a standby purchase agreement (the "Standby Purchase
Agreement") with Fursa, the Fursa Standby Purchasers, Tokarz Investments and TTG
(collectively, the "Standby Purchasers"). Pursuant to the Standby Purchase
Agreement, TTG has agreed that it will not and shall cause its Affiliates not to purchase from Movie Star any of the Rights Shares that will be available for purchase by TTG and/or any of its affiliates pursuant to its Rights under the
Rights Offering. The Standby Purchase Agreement also provides that, if and to the extent the Rights Shares are not purchased by the Movie Star stockholders pursuant to the exercise of Rights (such shares not purchased, the "Unsubscribed
Shares"), the Standby Purchasers will purchase from Movie Star, at the subscription price of the Rights Shares (the "Subscription Price"), such
Unsubscribed Shares as necessary to ensure the issuance of $20 million of Rights
Shares, with the Fursa Managed Accounts purchasing, on a several but not on a joint and several basis, 50% of such amount of Unsubscribed Shares and TTG and
Tokarz Investments purchasing the remaining 50% of such amount of Unsubscribed
Shares. As consideration for the Standby Purchasers' commitments, Movie Star would issue warrants (the "Guarantor Warrants") with an exercise price equal to the Subscription Price, representing the right to purchase in the aggregate shares of Movie Star Common Stock equal to 10.5% of the Rights Shares.

         The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Standby Purchase
Agreement, a copy of which is filed as Exhibit 10.2 and is incorporated herein by reference. The form of Guarantor Warrant is an exhibit to both the Merger
Agreement and the Standby Purchase Agreement.

         The Merger Agreement provides that in connection with the consummation of the transactions contemplated thereby, Movie Star will enter into an agreement with Fursa (on its behalf and on behalf of the Fursa Managed
Accounts), Tokarz Investments and TTG (the "Shareholders Agreement") whereby such stockholders will agree, among other things, to certain restrictions on (i)
acting together with respect to their shares of Movie Star Common Stock, (ii)
increasing their ownership positions in Movie Star, (iii) transferring their
Movie Star securities and (iv) voting for directors. These provisions will be applicable during the 18 months following the consummation of the Merger. Also during this 18-month period, the Board of Directors will be subject to specified supermajority voting requirements as set forth in the Charter Amendment, and which are discussed in Section 5.03 of this Current Report on Form 8-K.

         In connection with the consummation of the transactions contemplated by the Merger Agreement, Movie Star will enter into a registration rights agreement with Fursa (on its behalf and on behalf of the Fursa Managed Accounts), Tokarz
Investments and TTG pursuant to which Movie Star will grant certain demand and
"piggyback" registration rights to such parties (the "Registration Rights
Agreement"). The form of the Registration Rights Agreement is an exhibit to both the Merger Agreement and the Standby Purchase Agreement.

         Forms of the Charter Amendment, the Escrow Agreement and the
Shareholders Agreement are each exhibits to the Merger Agreement.

         The Merger Agreement (including its exhibits), the Voting Agreement, the Company Stockholders Agreement and the Standby Purchase Agreement
(collectively, the "Transaction Documents") have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about Movie Star or the parties thereto. The representations, warranties and covenants contained in the
Transaction Documents were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Transaction Documents. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transaction
Documents and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of FOH or Movie Star or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such agreements, which subsequent information may or may not be fully reflected in Movie Star's public disclosures.

Important Additional Information will be Filed with the SEC

         In connection with the proposed Merger and the related transactions,
Movie Star will prepare a proxy statement for the stockholders of Movie Star to be filed with the Securities and Exchange Commission ("SEC"). Before making any voting decision, Movie Star's shareholders are urged to read the proxy statement regarding the Merger and the related transactions carefully in its entirety when it becomes available because it will contain important information about the proposed transaction. Movie Star's stockholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. Movie Star's stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Movie Star, Inc., 1115 Broadway, New York, NY 10010,
telephone: (212) 684-3400.

Participants in the Solicitation

         Movie Star and its directors and officers may be deemed to be participants in the solicitation of proxies from Movie Star's stockholders with respect to the Merger and the related transactions. Information about Movie
Star's directors and executive officers and their ownership of Movie Star Common
Stock is set forth in the proxy statement for Movie Star's 2005 Annual Meeting, which was filed with the SEC on October 25, 2005. Stockholders and investors may obtain additional information regarding the interests of Movie Star and its directors and executive officers in the Merger and the related transactions, which may be different than those of Movie Star's stockholders generally, by reading the proxy statement and other relevant documents regarding Merger and the related transactions, which will be filed with the SEC.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 with respect to the arrangements between Movie Star and
FOH's stockholders (and related parties) with respect to the Merger Agreement, the Company Stockholders Agreement and the Standby Purchase Agreement. The sale of the Company Common Stock, Series A Convertible Preferred Stock and Guarantor
Warrants to be issued pursuant to the Merger Agreement, the Company Stockholders
Agreement and the Standby Purchase Agreement are to be effected through private placements pursuant to Regulation D promulgated under the Securities Act of
1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities
Act in transactions that are exempt from registration under Section 5 of the
Securities Act. Each of the Fursa Managed Accounts, Tokarz Investments and TTG
has made, or will make at the time of issuance of any such securities, representations that it is an "accredited investor" within the meaning of Rule
501(a) of Regulation D promulgated under the Securities Act.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

(a) Amendment to Bylaws.

         On December 18, 2006, the Board of Directors of Movie Star approved an amendment and restatement of Movie Star's By-Laws, which will become effective upon consummation of the Merger. The Amended and Restated By-Laws contain the following changes:

o    Article I, Section 8 (Inspectors of Election) was modified to permit one inspector of elections unless the Board elects to have two inspectors of elections.

o    Article II, Section 9 (Quorum and Manner of Acting) was modified to require the approval of 75% of the Board for certain material transactions not in the ordinary course or actions that affect capital structure or securities of Movie Star for a period of 18 months following the Merger.

o    Article II, Section 10 (Removal) was modified to permit resignation of directors upon notice. o Article IV, Section 2 (Officers) was modified to permit the Board to appoint certain officers as it may determine.

o    Article IV, Section 3 (Salaries) was modified to permit the Compensation
     Committee to fix the salaries of the officers.

o    Article IV, Section 10 (Treasurer) was modified to permit the Chief
     Financial Officer to act as the Treasurer.

o    Article VI, Section 1 (Issue of Certificates of Stock) was modified to permit uncertificated shares of stock.

o    Article VI, Section 3 (Transfer of Shares) was modified to reflect the revisions in Section 1 of Article VI.

o    Article IX, Section 3 (Fiscal Year) was modified to change the fiscal year from June 30 to July 31 of each year.

         The descriptions of the changes and the new provisions of the Amended and Restated By-Laws contained in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the prior Amended and
Restated By-Laws, a copy of which was filed with the Securities and Exchange
Commission on June 5, 2006 as Exhibit 3.4 to Movie Star's Current Report on Form
8-K and incorporated herein by reference, and the new Amended and Restated
By-Laws, a copy of which is attached hereto as Exhibit 3.4 and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
-------           ------------

2.1               Agreement and Plan of Merger and Reorganization, dated as of
                  December 18, 2006, by and among Movie Star, Inc., a New York corporation, FOH Holdings, Inc., a Delaware corporation and
                  Fred Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Movie Star, Inc.*

2.2               Voting Agreement, dated as of December 18, 2006 by and between
                  Movie Star, Inc., a New York corporation, TTG Apparel, LLC, a
                  Delaware limited liability company

3.4               Form of Amended and Restated By-Laws of Frederick's of
                  Hollywood Group Inc.

10.1              Stockholders Agreement, dated as of December 18, 2006, by and among Movie Star, Inc. a New York Corporation, Tokarz
                  Investments, LLC, a Delaware limited liability company, Fursa
                  Alternative Strategies LLC (formerly known as Mellon HBV
                  Alternative Strategies LLC), a Delaware limited liability
                  company, and its affiliated and/or managed funds and accounts listed in paragraph (a) of Schedule 1 thereto, Fursa SPV LLC and Fursa Master Rediscovered Opportunities Fund L.P.

10.2              Standby Purchase Agreement, dated as of December 18, 2006 by and among Movie Star, Inc., a New York corporation, TTG
                  Apparel, LLC, a Delaware limited liability company, Tokarz
                  Investments, LLC, a Delaware limited liability company, Fursa
                  Alternative Strategies LLC (formerly known as Mellon HBV
                  Alternative Strategies LLC), a Delaware limited liability
                  company, Fursa Rediscovered Opportunities Fund L.P. (formerly known as Mellon HBV Rediscovered Opportunities Fund L.P.), a
                  Delaware limited partnership, Fursa Global Event Driven Fund
                  L.P. (formerly known as Mellon HBV Global Event Driven Fund
                  L.P.), a Delaware limited partnership, Fursa Capital Partners
                  LP (formerly known as Mellon HBV Capital Partners LP), a
                  Delaware limited partnership, Blackfriars Master Vehicle LLC, a Delaware limited liability company and Axis RDO Ltd., a
                  company incorporated in the Bahamas

*     Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Movie Star, Inc.
                                  (Registrant)

                                   By:   /s/ Thomas Rende
                                    ----------------------------------------
                                   Name: Thomas Rende
                                   Title: Chief Financial Officer (Principal
                                          Financial and Accounting Officer)

Dated:  December 20, 2006

                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -------------

2.1               Agreement and Plan of Merger and Reorganization, dated as of
                  December 18, 2006, by and among Movie Star, Inc., a New York corporation, FOH Holdings, Inc., a Delaware corporation and
                  Fred Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Movie Star, Inc.*

2.2               Voting Agreement, dated as of December 18, 2006 by and between
                  Movie Star, Inc., a New York corporation and TTG Apparel, LLC, a Delaware limited liability company

3.4               Form of Amended and Restated By-Laws of Frederick's of
                  Hollywood Group Inc.

10.1              Company Stockholders Agreement, dated as of December 18, 2006, by and among Movie Star, Inc. a New York Corporation, Tokarz
                  Investments, LLC, a Delaware limited liability company, Fursa
                  Alternative Strategies LLC (formerly known as Mellon HBV
                  Alternative Strategies LLC), a Delaware limited liability
                  company, and its affiliated and/or managed funds and accounts listed in paragraph (a) of Schedule 1 thereto, Fursa SPV LLC and Fursa Master Rediscovered Opportunities Fund L.P.

10.2              Standby Purchase Agreement, dated as of December 18, 2006 by and among Movie Star, Inc., a New York corporation, TTG
                  Apparel, LLC, a Delaware limited liability company, Tokarz
                  Investments, LLC, a Delaware limited liability company, Fursa
                  Alternative Strategies LLC (formerly known as Mellon HBV
                  Alternative Strategies LLC), a Delaware limited liability
                  company, Fursa Rediscovered Opportunities Fund L.P. (formerly known as Mellon HBV Rediscovered Opportunities Fund L.P.), a
                  Delaware limited partnership, Fursa Global Event Driven Fund
                  L.P. (formerly known as Mellon HBV Global Event Driven Fund
                  L.P.), a Delaware limited partnership, Fursa Capital Partners
                  LP (formerly known as Mellon HBV Capital Partners LP), a
                  Delaware limited partnership, Blackfriars Master Vehicle LLC, a Delaware limited liability company and Axis RDO Ltd., a
                  company incorporated in the Bahamas

*     Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

                                       10